                             LETTER OF TRANSMITTAL
                             TO TENDER FOR EXCHANGE
                   9 7/8% SENIOR SUBORDINATED NOTES DUE 2011
                                      FOR

         REGISTERED 9 7/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2011

                                       OF
                         INSIGHT HEALTH SERVICES CORP.
             ------------------------------------------------------
              PURSUANT TO THE PROSPECTUS, DATED             , 2002


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [APRIL]   ,
2002, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OUTSTANDING NOTES (AS DEFINED HEREIN) MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

     If you desire to accept the Exchange Offer, this Letter of Transmittal must be completed, signed and submitted to the Exchange Agent at the address set forth below, provided, however, if you hold Outstanding Notes in book-entry form, you must follow the procedures of The Depository Trust Company's Automated Tender Offer Program.

                   STATE STREET BANK AND TRUST COMPANY, N.A.

           By Hand, Overnight Delivery or Registered/Certified Mail:
                    c/o State Street Bank and Trust Company
                             2 Avenue de Lafayette
                                Boston, MA 02111
                             Attention: Ralph Jones


                                 By Facsimile:

                                 (617) 662-1452


                             Confirm by Telephone:

                                 (617) 662-1548

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

HOLDERS (AS DEFINED HEREIN) WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR OUTSTANDING NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OUTSTANDING NOTES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.


     By execution hereof, the undersigned acknowledges receipt of the Prospectus
(the "Prospectus"), dated          , 2002, of InSight Health Services Corp., a
Delaware corporation ("InSight"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitute InSight's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its Registered 9 7/8% Series B Senior Subordinated Notes due 2011 (the "Exchange Notes") for each $1,000 in principal amount of outstanding
9 7/8% Senior Subordinated Notes due 2011 (the "Outstanding Notes" and, together with the Exchange Notes, the "Notes"), of which $225.0 million aggregate principal amount was outstanding on the date of the Prospectus. The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, do not bear legends restricting the transfer thereof.

     InSight reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. InSight shall notify the Holders of the Outstanding Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by Holders of Outstanding Notes if:

     - a certificate representing Outstanding Notes is to be physically delivered to the Exchange Agent along with this Letter of Transmittal by Holders; or

     - tender of Outstanding Notes is to be made by the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 to this Letter of Transmittal.

     If delivery of the Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus by any financial institution that is a participant in Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Outstanding Notes, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Outstanding Notes must be effected by sending electronic instructions to the Book-Entry Transfer Facility through the Book-Entry Transfer Facility's communication system in accordance with the procedures mandated by the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP"). To tender Outstanding Notes through ATOP, the electronic instructions sent to the Book-Entry Transfer Facility and transmitted by the Book-Entry Transfer Facility to the Exchange Agent must reflect that the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

     DELIVERY OF DOCUMENTATION TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person:

     - in whose name Outstanding Notes are registered on the books of InSight or any other person who has obtained a properly completed bond power, as applicable, from the registered holder; or


     - whose Outstanding Notes are held of record by the Book-Entry Transfer Facility (or its nominee), whose name appears on a security position listing as the owner of Outstanding Notes (and is a participant in the Book-Entry Transfer Facility) and who desires to deliver such Outstanding Notes by book-entry transfer at the Book-Entry Transfer Facility.

             ------------------------------------------------------

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.


     HOLDERS (OTHER THAN HOLDERS OF OUTSTANDING NOTES IN BOOK-ENTRY FORM) WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY. HOLDERS OF OUTSTANDING NOTES IN BOOK-ENTRY FORM WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING NOTES MUST SEND ELECTRONIC INSTRUCTIONS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S ATOP PROCEDURES, INCLUDING SUCH HOLDERS' ACKNOWLEDGMENT OF ITS RECEIPT OF, AND AGREEMENT TO BE BOUND BY, THIS LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to InSight the aggregate principal amount of Outstanding Notes indicated in this Letter of Transmittal, upon the terms and
subject to the conditions set forth in the Prospectus, dated           , 2002
(the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, InSight all right, title and interest in and to such Outstanding Notes as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact with respect to such Outstanding Notes (with full knowledge that the Exchange Agent acts as agent of InSight for the Outstanding Notes and the Exchange Notes), with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

     - deliver such Outstanding Notes in registered certificated form, or transfer ownership of such Outstanding Notes through book-entry transfer at the Book-Entry Transfer Facility, to or upon the order of InSight, upon receipt by the Exchange Agent, as the undersigned's agent, of the same aggregate principal amount of Exchange Notes; and

     - present such Outstanding Notes for transfer on the books of InSight and receive, for the account of InSight, all benefits and otherwise exercise, for the account of InSight, all rights of beneficial ownership of the Outstanding Notes tendered hereby in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that InSight will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by InSight. The undersigned also represents and warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or InSight to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered Outstanding Notes.

     The undersigned also acknowledges that this Exchange Offer is being made based upon InSight's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "SEC") as set forth in non-action letters issued to third parties unrelated to InSight, including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991) and Shearman & Sterling (available July 2, 1993) (the "SEC No-Action Letters"), that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by a Holder (other than a broker-dealer who acquires such Exchange Notes directly from InSight for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such Holder that is an "affiliate" of InSight or of any of the guarantors under the indenture relating to the Notes (the "Guarantors") within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder's business and such Holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement with any person to participate in the distribution of such Exchange Notes. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in the SEC No-Action Letters.

     The undersigned hereby further represents that:

     - the Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned,

     - neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and neither the holder of such Outstanding Notes nor any such person is engaging in, or intends to engage in, the distribution of such Exchange Notes,

     - except as indicated herein, neither the undersigned nor any such other person is an "affiliate" of InSight within the meaning of Rule 405 under the Securities Act or, if such holder or any such other person is an affiliate of

       InSight, that such holder or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. The undersigned has read and agrees to all of the terms of the Exchange Offer as described in the Prospectus and herein, and


     - neither the undersigned nor any such other person is acting on behalf of any person or entity that could not truthfully make these representations.


     If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making or other trading activities (a "Participating Broker-Dealer") and acknowledges that it has not entered into an arrangement or understanding with InSight or any "affiliate" of InSight within the meaning of Rule 405 under the Securities Act to distribute the Exchange Notes to be received in the Exchange Offer and that it will deliver the Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering the Prospectus, the undersigned or such beneficial owner will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     InSight has agreed that, subject to the provisions of the Registration Rights Agreement, dated as of October 30, 2001, by and among InSight, InSight Health Services Holdings Corp., the Subsidiary Guarantors named therein, Banc of America Securities LLC and First Union Securities, Inc., the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Exchange Notes received in exchange for Outstanding Notes acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period ending 90 days after the Expiration Date or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each Participating Broker-Dealer by tendering such Outstanding Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from InSight of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until InSight has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or InSight has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If InSight gives such notice to suspend the sale of the Exchange Notes, it shall extend the 90-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which InSight has given notice that the sale of Exchange Notes may be resumed, as the case may be.

     The undersigned will, upon request, execute and deliver any additional documents deemed by InSight or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     For purposes of the Exchange Offer, InSight shall be deemed to have accepted validly tendered Outstanding Notes when InSight has given oral or written notice thereof to the Exchange Agent. If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Outstanding Notes will be returned (except as noted herein with respect to tenders through the Book-Entry Transfer Facility), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

     The undersigned understands that tender of the Outstanding Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering " in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and InSight in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer -- Conditions," InSight may not be required to accept for exchange any of the Outstanding Notes tendered. Outstanding Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated herein under "Special Delivery Instructions."

     Unless otherwise indicated herein under "Special Issuance Instructions," please deliver the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Outstanding Notes." The undersigned recognizes that InSight has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if InSight does not accept for exchange any of the Outstanding Notes so tendered.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the accompanying Notice of Guaranteed Delivery (the "Notice of Guaranteed Delivery") may be directed to the Exchange Agent. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES" AND SIGNING THIS LETTER OF TRANSMITTAL AND DELIVERING SUCH OUTSTANDING NOTES AND THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Outstanding Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

-------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF OUTSTANDING NOTES TENDERED
-------------------------------------------------------------------------------------------------------------------------
                                                                                 AGGREGATE PRINCIPAL
                                                                 CERTIFICATE           AMOUNT
                  NAME(S) AND ADDRESS(ES)                         NUMBER(S)        REPRESENTED BY    AGGREGATE PRINCIPAL
                        OF HOLDER(S)                         (ATTACH SIGNED LIST   CERTIFICATE FOR     AMOUNT TENDERED
                 (PLEASE FILL IN IF BLANK)                      IF NECESSARY)     OUTSTANDING NOTES  (IF LESS THAN ALL)**
-------------------------------------------------------------------------------------------------------------------------

                                                                ------------------------------------------------------

                                                                ------------------------------------------------------

                                                                ------------------------------------------------------

                                                                ------------------------------------------------------

                                                                ------------------------------------------------------

                                                                ------------------------------------------------------

                                                                ------------------------------------------------------

                                                                ------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
  TOTAL PRINCIPAL AMOUNT OF OUTSTANDING NOTES TENDERED
-------------------------------------------------------------------------------------------------------------------------
   ** Need not be completed by Holders who wish to tender with respect to all Outstanding Notes listed. See Instruction
      3.
-------------------------------------------------------------------------------------------------------------------------

                           USE OF GUARANTEED DELIVERY

     If Holders desire to tender Outstanding Notes pursuant to the Exchange Offer and (i) certificates representing such Outstanding Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Outstanding Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date or
(iii) the procedures for book-entry transfer cannot be completed on a timely basis, such Holders may effect a tender of such Outstanding Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures."

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO THE
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Outstanding Notes:
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

Window Ticket No. (if any):
--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------

--------------------------------------------------------------------------------

Name of Eligible Institution that Guaranteed Delivery:
------------------------------------------------------------------

If Delivered by Book-Entry Transfer, Name of Tendering Institution:

--------------------------------------------------------------------------------

The Book-Entry Transfer Facility Book-Entry Account No.:

Transaction Code No.:
--------------------------------------------------------------------------------

                       BROKER-DEALER COPIES OF PROSPECTUS

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO

    Name:
   -----------------------------------------------------------------------------

    Address:
   -----------------------------------------------------------------------------

    Aggregate Principal Amount of Outstanding Notes so held:

                               FOR USE BY AFFILIATES

[ ] CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU ARE TENDERING
    OUTSTANDING NOTES IS AN AFFILIATE OF THE ISSUER

    Name:
   -----------------------------------------------------------------------------

    Address:
   -----------------------------------------------------------------------------

    Aggregate Principal Amount of Outstanding Notes so held: $
   --------------------------------------------------------

                                PLEASE SIGN HERE

   (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES REGARDLESS
     OF WHETHER OUTSTANDING NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

If a Holder is tendering any Outstanding Notes, this Letter of Transmittal must be signed by the Holder(s) of the Outstanding Notes exactly as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or, if tendered by a participant in The Depository Trust Company, exactly as such participant's name appears on a security position listing as the owner of the Outstanding Notes, or by any person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title and submit evidence satisfactory to InSight of each such person's authority to so act. See Instruction 4.

If the signature appearing below is not of a registered Holder of the Outstanding Notes, then the registered Holder must sign a valid proxy.

X                                                     Date:
--------------------------------------------------    --------------------------------------------------
X                                                     Date:
--------------------------------------------------    --------------------------------------------------
   SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED
  SIGNATORY

Name(s):                                              Address:
------------------------------------------------      --------------------------------------------------
           ---------------------------------------    -----------------------------------------
           (PLEASE PRINT)                                      (INCLUDING ZIP CODE)
Capacity:
 -------------------------------------------------    Area Code and Telephone No.: ---------
Social Security No.:
  --------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Date:
------------------------

          ------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                       (SEE INSTRUCTIONS 5 AND 6 HEREIN)

   To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal, or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------
                                     (PLEASE PRINT)

          ------------------------------------------------------------
                                    ZIP CODE

          ------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER

                        (SEE SUBSTITUTE FORM W-9 HEREIN)

   Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

          ------------------------------------------------------------
          (BOOK ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 5 AND 6 HEREIN)

   To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) above on this Letter of Transmittal or to such person or persons at an address other than shown above in the box entitled "Description of Outstanding Notes" on this Letter of Transmittal.

   Mail Exchange Notes and/or Outstanding Notes to:

   Name:
   -----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------
                                     (PLEASE PRINT)

          ------------------------------------------------------------
                                    ZIP CODE

          ------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER

                        (SEE SUBSTITUTE FORM W-9 HEREIN)

          ------------------------------------------------------------

                              SUBSTITUTE FORM W-9
                    TO BE COMPLETED BY ALL TENDERING HOLDERS
   PAYER'S NAME: STATE STREET BANK AND TRUST COMPANY, N.A., AS EXCHANGE AGENT

Payee: -------------------------------------        Please check appropriate box:
Address: -----------------------------------        [ ] Individual  [ ] Corporation
---------------------------------------------       [ ] Partnership [ ] Other

---------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                       PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX
  FORM W-9                         AT RIGHT AND CERTIFY BY SIGNING AND DATING     ------------------------------
                                   BELOW                                              Social Security Number
  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE                                                                      OR
                                                                                  ------------------------------
  PAYER'S REQUEST FOR TAXPAYER                                                    Employer Identification Number
  IDENTIFICATION NUMBER (TIN)
                                   ----------------------------------------------------------------------------------
                                   PART 2--CERTIFICATION--Under Penalties of                 PART 3--
                                   Perjury, I certify that:
                                                                                         AWAITING TIN [ ]
                                   (1) The number shown on this form is my
                                   correct Taxpayer Identification Number (or
                                       I am waiting for a number to be issued
                                       to me) and
                                   (2) I am not subject to backup withholding
                                   because:
                                       (a) I am exempt from backup
                                   withholding,
                                       (b) I have not been notified by the
                                   Internal Revenue Services ("IRS") that I am
                                   subject to backup withholding as a result
                                   of failure to report all interest or
                                   dividends, or
                                       (c) the IRS has notified me that I am
                                   no longer subject to backup withholding;
                                   and
                                   (3) I am a U.S. person (including a U.S.
                                   resident alien).
                                   ----------------------------------------------------------------------------------
                                   CERTIFICATE INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                   SIGNATURE ------------------------------ DATE ------------------------
---------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% (SUBJECT TO ADJUSTMENT IN FUTURE YEARS) OF ANY PAYMENTS MADE TO HOLDERS OF EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either

     (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or

     (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 30 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

---------------------------------------------------------
                       ---------------------------------------------------------
                 SIGNATURE                                  DATE

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES; GUARANTEED DELIVERY PROCEDURES. The certificates for the tendered Outstanding Notes (or a timely confirmation of the book-entry transfer of Outstanding Notes into the Exchange Agent's account at The Book-Entry Transfer Facility of all Outstanding Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal (unless tenders are validly made by book-entry transfer) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. Outstanding Notes may only be tendered in a principal amount of $1,000 and any integral multiple thereof.

     Holders of Outstanding Notes whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documentation to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures:

     - such tender must be made through an Eligible Institution (as defined below) and the Holder must sign a Notice of Guaranteed Delivery;

     - on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by InSight (by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier, mail or hand delivery), setting forth the name and address of the holder of Outstanding Notes, the certificate number(s) of such Outstanding Notes (if applicable) and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or a facsimile thereof), together with the certificates for all physically tendered Outstanding Notes in proper form for transfer, or a Book-Entry Confirmation of such Outstanding Notes, and any other documentation required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

     - a properly executed Letter of Transmittal (or copy thereof), as well as the certificates for all physically tendered Outstanding Notes in proper form for transfer or a Book-Entry Confirmation of such Outstanding Notes, as the case may be, and all other documentation required by this Letter of Transmittal, must be received by the Exchange Agent within five business days after the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by InSight in its sole discretion, which determination will be final and binding. InSight reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes InSight's acceptance of which would, in the opinion of counsel for InSight, be unlawful. InSight also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. InSight's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as InSight shall determine. Neither InSight, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived and will be returned by the Exchange Agent to the tendering Holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date unless the Exchange Offer is extended.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTATION IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY
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

RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY OUTSTANDING NOTES TO THE ISSUER.

     2. TENDER BY HOLDER. Only a holder or acting Holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial owner of Outstanding Notes who is not the registered holder and who wishes to tender should arrange with such Holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such owner's name or obtain a properly completed bond power from the registered Holder.

     See "The Exchange Offer" section of the Prospectus.

     3. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OUTSTANDING NOTES WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL RIGHTS. Tenders of Outstanding Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled "Description of Outstanding Notes -- Aggregate Principal Amount Tendered." A reissued certificate representing the balance of nontendered Outstanding Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OUTSTANDING NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     Any Holder who has tendered Outstanding Notes may withdraw the tender by delivering written notice of withdrawal (which may be sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier), mail or hand delivery) to the Exchange Agent on or prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Any such notice of withdrawal must:

     - specify the name of the person having tendered the Outstanding Notes to be withdrawn (the "Depositor"),

     - identify the Outstanding Notes to be withdrawn (including the certificate number or numbers and principal amount of such Outstanding Notes),

     - be timely received and signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Notes were tendered or as otherwise set forth in Instruction 4 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Outstanding Notes pursuant to the terms of the Indenture into the name of the person withdrawing the tender,

     - contain a statement that the Holder is withdrawing its election to have such Outstanding Notes exchanged, and

     - specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor.

     If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Notes or otherwise comply with the Book-Entry Transfer Facility's procedures. See "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Properly withdrawn

Outstanding Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in "The Exchange
Offer -- Procedures for Tendering" section of the Prospectus.

     You may retender properly withdrawn Outstanding Notes in this exchange by following the procedures above at any time on or before the Expiration Date.

     4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the Holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

     If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Outstanding Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

     The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Outstanding Notes tendered pursuant hereto are tendered (i) by a registered Holder of the Outstanding Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or another "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (collectively, "Eligible Institutions").

     If this Letter of Transmittal is signed by a person other than the Holder of any Outstanding Notes listed therein, such Outstanding Notes must be endorsed or accompanied by a properly completed bond power signed by such Holder exactly as the name or names of such Holder or Holders appear(s) on such Outstanding Notes with the signatures on the Outstanding Notes or the bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Outstanding Notes or assignments or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by InSight, evidence satisfactory to InSight of their authority to so act must be submitted with this Letter of Transmittal.

     5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the Tax Identification Number ("TIN") or Social Security Number of the person named must also be indicated. A Holder of Outstanding Notes tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled "Description of Outstanding Notes," as the case may be.

     6. TAX IDENTIFICATION NUMBER; SUBSTITUTE FORM W-9. Each tendering Holder whose Outstanding Notes are accepted for exchange must provide InSight (as payor) with such Holder's correct TIN on Substitute Form W-9, made a part of this Letter of Transmittal, which, in the case of a tendering Holder who is an individual, is his or her Social Security Number. If InSight is not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering Holder of Exchange Notes may be subject to backup withholding in an amount equal to 30% (subject to adjustment in future years) of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

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

     Exempt Holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the attached Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering Holder of Outstanding Notes must provide its correct TIN by completing the Substitute Form W-9 set forth in this Letter of Transmittal, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that:

     - the Holder is exempt from backup withholding,

     - the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or

     - the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding.

     If the tendering Holder of Outstanding Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give InSight a completed Form W-8 BEN, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking such box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to InSight within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to InSight.

     7. TRANSFER TAXES. InSight will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to InSight or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

     8. WAIVER OF CONDITIONS. InSight reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     9. DETERMINATION OF VALIDITY. InSight will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Notes, which determination shall be final and binding on all parties. InSight reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may be unlawful. InSight also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer -- Conditions" or any conditions or irregularity in any tender of Outstanding Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders.

     InSight's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Outstanding Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although InSight intends to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, none of InSight, the Guarantors, any employees, agents, affiliates or assigns of InSight, the Exchange Agent, or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     10. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

     11. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. The Holder will then be instructed as to the steps that must be taken to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the Outstanding Notes have been replaced.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

     13. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of Outstanding Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

     IMPORTANT: TO TENDER IN THE EXCHANGE OFFER, A HOLDER MUST COMPLETE, SIGN AND DATE THIS LETTER OF TRANSMITTAL OR A COPY HEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) AND HAVE THE SIGNATURES HEREON GUARANTEED IF REQUIRED BY THIS LETTER OF TRANSMITTAL, OR DELIVER A NOTICE OF GUARANTEED DELIVERY, TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE UNLESS, IN THE CASE OF OUTSTANDING NOTES HELD IN BOOK-ENTRY FORM, TENDERS ARE VALIDLY MADE IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S ATOP PROCEDURES.

                 The Exchange Agent for the Exchange Offer is:

                   STATE STREET BANK AND TRUST COMPANY, N.A.

           By Hand, Overnight Delivery or Registered/Certified Mail:
                    c/o State Street Bank and Trust Company
                             2 Avenue de Lafayette
                                Boston, MA 02111
                             Attention: Ralph Jones


                                 By Facsimile:

                                 (617) 662-1452


                             Confirm by Telephone:

                                 (617) 662-1548

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